EXHIBIT 24.1

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-3, S-4, S-8, and/or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the exercise or surrender of any options assumed or exchanged by the Corporation that were issued by Internet Security Systems, Inc. hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, Donald J. Rosenberg, Mark Loughridge, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Daniel E. O’Donnell and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25th day of July 2006.

/s/ Cathleen Black
Cathleen Black
Director

/s/ Kenneth I. Chenault
Kenneth I. Chenault
Director

/s/ Juergen Dormann
Juergen Dormann
Director

/s/ Michael L. Eskew
Michael L. Eskew
Director

/s/ Shirley Ann Jackson
Shirley Ann Jackson
Director

/s/ Minoru Makihara
Minoru Makihara
Director

/s/ Lucio A. Noto
Lucio A. Noto
Director

/s/ James W. Owens
James W. Owens
Director

/s/ Joan E. Spero
Joan E. Spero
Director

/s/ Sidney Taurel
Sidney Taurel
Director

/s/ Charles M. Vest
Charles M. Vest
Director

/s/ Lorenzo H. Zambrano
Lorenzo H. Zambrano
Director

POWER OF ATTORNEY OF SAMUEL J. PALMISANO

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Chairman, President and Chief Executive Officer of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-3, S-4, S-8, and/or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the exercise or surrender of any options assumed or exchanged by the Corporation that were issued by Internet Security Systems, Inc. hereby constitute and appoint Robert C. Weber, Donald J. Rosenberg, Mark Loughridge, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Daniel E. O’Donnell and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25th day of July 2006.

/s/ Samuel J. Palmisano
Samuel J. Palmisano
Chairman, President and Chief Executive Officer

POWER OF ATTORNEY OF MARK LOUGHRIDGE

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Senior Vice President and Chief Financial Officer of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-3, S-4, S-8, and/or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the exercise or surrender of any options assumed or exchanged by the Corporation that were issued by Internet Security Systems, Inc. hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, Donald J. Rosenberg, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Daniel E. O’Donnell and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25th day of July 2006.

/s/ Mark Loughridge
Mark Loughridge
Senior Vice President and Chief Executive Officer

POWER OF ATTORNEY OF TIMOTHY S. SHAUGHNESSY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Vice President and Controller of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-3, S-4, S-8, and/or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the exercise or surrender of any options assumed or exchanged by the Corporation that were issued by Internet Security Systems, Inc. hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, Donald J. Rosenberg, Mark Loughridge, Jesse J. Greene, Jr., Daniel E. O’Donnell and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25th day of July 2006.

/s/ Timothy S. Shaughnessy
Timothy S. Shaughnessy
Vice President and Controller